UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 22, 2025

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UPEXI, INC.
(Exact name of registrant as specified in its charter)

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Nevada	001-40535	83-3378978
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3030 Rocky Point Drive, Suite 420

Tampa, Florida 33607

(Address of Principal Executive Offices) (Zip Code)

(701) 353-5425

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	UPXI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 22, 2025 (the “Effective Date”), Upexi, Inc., a Nevada corporation (the “Company”), appointed Brian Rudick as Chief Strategy Officer (CSO) of the Company.

Brian Rudick CFA, 43, Chief Strategy Officer. Mr Rudick joined Upexi, Inc. in May 2025 and brings deep expertise and connectivity in both traditional finance and crypto alike. Most recently, Mr. Rudick served as Head of Research for GSR, the largest digital asset market maker, where he demonstrated thought leadership externally and led internal business initiatives, including GSR’s lead investment into Upexi’s $100 million private placement. Prior to GSR, Mr. Rudick spent over a decade on Wall Street, primarily managing a long-short portfolio of bank stocks as a key member of financials-focused teams at Citadel, Balyasny, and Millennium. Mr. Rudick started his career at the Federal Reserve, where he conducted research as part of the monetary policy process. He holds a BSc from Duke University, an MBA from The University of Chicago, and is a CFA Charter holder.

Pursuant to the employment terms, Brian Rudick will be paid an annual salary of $300,000 and additional cash and equity performance bonuses per year. In addition, Brian Rudick will be paid $950,000 in structured cash payments through December 31, 2025 and will be granted 400,000 shares of restricted stock that will vest during his first year of employment. The initial term of employment is one year, that will automatically renew for one year period if not terminated by Brian Rudick or the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release of Upexi, Inc., dated May 22, 2025
99.2	Brian Rudick Employment Agreement, dated May 22, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL Document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UPEXI, INC.

Date: May 23, 2025	By:	/s/ Andrew Norstrud
Andrew Norstrud
Chief Financial Officer

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